SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):     16-Sep-02

Lehman ABS Manufactured Housing Contract Senior/Subordinate
 Asset-Backed Certificates, Series 2002-A
(Exact name of registrant as specified in its charter)


          Delaware                      333-76627             13-3447441
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


745 Seventh Avenue
New York, New York                                                   10019
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 526-7000
Item 5. Other Events

  On  16-Sep-02  a scheduled distribution was made from the Trust to holders of the Certificates.  The Trustee has caused to be filed with
     the Commission, the Monthly Report dated         16-Sep-02
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                 Date:
                 Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated   16-Sep-02


Lehman ABS Manufactured Housing Contract Senior/Subordinate
 Asset-Backed Certificates, Series 2002-A

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date    16-Sep-02

DISTRIBUTION SUMMARY

                                                 Pass     Accrued
        Original    Beginning   Principal     Through    Interest
ClassFace Value       Balance Distribution       Rate Distributed
A     77,666,000   77,666,000    2,297,812    2.23000%    153,951
M-1    7,995,000    7,995,000            0    3.03000%     21,533
M-2    7,995,000    7,995,000            0    4.03000%     28,640
B-1    7,995,000    7,995,000            0    5.15765%     41,077
B-2    5,711,000    5,711,000            0    5.15765%     45,840
C      6,852,792    6,852,792            0                223,242
R              0            0            0                      0
Total114,214,792  114,214,792    2,297,812                514,283


     Realized Los    Interest       Ending
       Principal   Shortfall       Balance
Class
    A         N/A           0   75,368,188
  M-1        0.00           0    7,995,000
  M-2        0.00           0    7,995,000
  B-1        0.00           0    7,995,000
  B-2        0.00           0    5,711,000
    C         N/A           0    6,852,792
    R         N/A           0            0
Total        0.00           0  111,916,980





AMOUNTS PER $1,000 UNIT
                                             Interest
                         Prin          Int Carry-forwa     Ending
ClassCusip       Distribution Distribution     Amount     Balance
A    52519SAS2        29.5858       1.9822     0.0000    970.4142
M-1  52519SAT0         0.0000       2.6933     0.0000   1000.0000
M-2  52519SAU7         0.0000       3.5822     0.0000   1000.0000
B-1  52519SAV5         0.0000       5.1378     0.0000   1000.0000
B-2  52519SAW3         0.0000       8.0267     0.0000   1000.0000
C    52519SAX1         0.0000      32.5768     0.0000   1000.0000
R    52519SAY9         0.0000       0.0000     0.0000      0.0000


Collections Received During Due Period:

     Principal Collections:
          Scheduled Principal                             246,142
          Principal Prepayments                         1,860,455
          Net Liquidation Proceeds                         51,393
          Total Principal Remittance (A):               2,157,990

     Available Interest:
          Interest Collections                            949,246
          Less:  Servicer Fee                             142,768
          Less:  Additional Servicer Fee                        0
          Less:  Back-up Servicer Fee                       8,566
          Less:  Trustee Fee                                3,046
          Less:  Yield Maintenance Fee                    116,966
          Less:  Excess IO Strip Amount                    23,795
          Less:  Indemnification Payments                       0
          Total Available Interest (B):                   654,105

     Yield Maintenance Payments deposited to Certificate Account:
          Payments from Fixed Rate Contract Cap                 0
          Payments from Class B-1 Contract Cap                  0
          Payments from Class B-2 Contract Cap                  0
          Total Payments deposited to Certificate Acco          0

     Available Funds (A)+(B)+(C):                       2,812,095

     Monthly Advances included in Available Funds:              0

Unpaid Class Principal Shortfalls
     Class A                                                    0
     Class M-1                                                  0
     Class M-2                                                  0
     Class B-1                                                  0
     Class B-2                                                  0

Class A Percentage                                            100%
Class M-1 Percentage                                            0%
Class M-2 Percentage                                            0%
Class B Percentage                                              0%

Beginning Pool Balance                                114,214,792
     Principal Reductions                               2,157,990
     Net Realized Losses                                  139,567
     Non-Cash Principal Adjustments                           255
Ending Pool Balance                                   111,916,980

Overcollateralized Amount                               6,852,792

Pool Factor                                             97.988166%

Number of Repossessions in the related Due Period                3
Balance of Repossessions in the related Due Period        125,890

Number of Repossessions that remain in inventory                 0
Balance of Repossessions that remain in inventory               0

Number of Repossessions purchased by Seller                     0
Balance of Repossessions purchased by Seller                    0
Aggregate Purchase Price of Repossessions purchased by          0

Class M-1 Distribution Test Satisfied                           NO
Class M-2 Distribution Test Satisfied                           NO
Class B Distribution Test Satisfied                             NO

Weighted Average Contract Rate                           7.852397%
Net WAC Cap Rate                                         5.157648%

Net Wac Cap Rate Carryover Amounts           Current     Unpaid
     Class A                                        0           0
     Class M-1                                      0           0
     Class M-2                                      0           0
     Class B-1                                  4,423           0
     Class B-2                                 19,658           0

                                              Count     Balance
31-59 days delinquent                               69  3,681,579
60-89 days delinquent                               16    875,124
90 or more days delinquent                          19    857,845

Rolling 3 month average of delinquencies as of end of      4.8380%

Number of Contracts extended or amended                          0
Balance of Contracts extended or amended                         0

Ending number of Contracts                                  1,925
Ending balance of Contracts                           111,916,980
Weighted Average Term to Maturity of Contracts                319

Servicer Termination Event                                      NO

                                              Count     Balance
Prior REOs                                           0          0
Liquidated Contracts                                 7    190,960
Current REOs                                         0          0

Amount on deposit in:
     Basis Risk Reserve Fund                                    0
     Class B-2 Certificate Reserve Account                 23,795
     Indemnification Account                                    0

     SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lehman ABS Manufactured Housing Contract Senior/Subordinate
 Asset-Backed Certificates, Series 2002-A


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA